Annual Report

Emerging
Markets
Stock Fund

October 31, 1998

T. Rowe Price

Report Highlights
--------------------------------------------------------------------------------

Emerging Markets Stock Fund

o The past six months were extremely challenging for emerging markets, and the sell-off took a severe toll on investors in these regions.

o The fund posted sharp losses of -35.31% and -27.31% for the six and 12 months, respectively, trailing the average for the competition over the half year but surpassing it for the 12 months ended October 31.

o Exposure to some better-performing markets helped the portfolio during the 12-month period, but an underweighting in Asia, which rallied in October, hurt more recent results.

o Key positions in Brazil, Mexico, Argentina, Hungary, and Greece constitute about one-fifth of portfolio holdings.

o We believe current emerging market stock prices already reflect much of the bad news, and any positive developments could lead to a renewal of stock market advances.

Fellow Shareholders

The past six months were one of the most challenging periods ever for investing in emerging markets. Since virtually all the markets in which your fund invests fell sharply, the only places to find refuge from the widespread selling were in U.S. dollar-denominated cash positions or U.S. Treasury securities. The contagion that swept across the entire emerging markets universe was savage and unrelenting and exacted a toll on equity investors in these regions.

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 10/31/98                     6 Months            12 Months
--------------------------------------------------------------------------------

Emerging Markets Stock Fund                 -35.31%              -27.31%

MSCI Emerging Markets

Free Index                                  -33.41               -30.99

Lipper Emerging Markets
Funds Average                               -34.20               -31.83

The problems started in Asia in the summer of 1997 with a large build-up of corporate debt, industrial overcapacity, widening current account deficits, and sharply devaluing currencies, all of which led to severe recession and a persistent economic hangover. The turmoil spread rapidly to other emerging areas as credit contracted, equity inflows dwindled, syndicated lending dried up, and investors demanded much higher interest rate risk premiums. As a result, the difference in yields between emerging market bonds and U.S. Treasury bonds expanded from under three percentage points to more than 15. All in all, investors in every asset class became far more risk averse. Slowing economic growth dropped commodity prices to 20-year lows and further exacerbated the situation in these regions, since emerging markets often depend on commodities as a major source of income. The price of oil fell from more than $18 per barrel to around $12, hurting Russia and other oil-producing nations. Russia's budget deficit increased. Since Russia finances its operations largely through short-term foreign loans, the country's financial underpinnings became untenable when interest rates rocketed to more than 125% as global lenders grew increasingly risk-averse. The combination of currency devaluation and debt default led to a collapse in Russian stock prices, in U.S. dollar terms. Fortunately, your fund had only a minimal exposure to this market, with less than 1% of assets invested there.

Preparing For The Year 2000
--------------------------------------------------------------------------------

The Year 2000 draws closer every day, and it holds special meaning beyond the arrival of a new millennium. The issue for investors is that many computer programs throughout the world use two digits instead of four to identify the year and may assume the next century starts with 1900. If these programs are not modified, they will not be able to correctly handle the century change when the year changes from "99" to "00" on January 1, 2000, and they will no longer be able to perform necessary functions. The Year 2000 issue affects all companies and organizations.

T. Rowe Price has been taking steps to assure that its computer systems and processes are capable of functioning in the Year 2000. Detailed plans for remediation efforts have been developed and are currently being executed.


OUR PLAN OF ACTION

We began to address these issues several years ago by requiring that all new systems process and store four-digit years. We plan to complete all reprogramming efforts for the major application systems, including business applications required to service our customers and processing infrastructure necessary to ensure the integrity of customer data and investments, by December 31, 1998, leaving a full 12 months for system testing. Because we exchange data electronically with customers and vendors, we are working with them to assess the adequacy of their own compliance efforts. Our goal is to ensure the continuation of the same level of service to all our mutual fund shareholders and clients after December 31, 1999.

We are asking all vendors and companies we do business with for a Year 2000 compliance status, with the expectation that some organizations will not be able to modify their interface files prior to December 31, 1999. Our goal is to identify any noncompliant files so that we can implement alternative solutions. In addition, we are scheduling tests for critical vendors and companies that claim Year 2000 compliance to ensure that time-related data and calculations function properly as we move into the next century.


SMOOTH TRANSITION PLANNED

We believe our programs and initiatives will provide a smooth transition into the next millennium. We are assessing all systems providing products or services to our retail mutual fund shareholders, retirement plan sponsors, and participants, and we are taking steps to modify them where necessary for the Year 2000. Our plan provides time to develop solutions for all noncompliant systems and data files from customers or vendors.

The Securities Industry Association (SIA) is coordinating Year 2000 testing to assure that securities markets, clearing corporations, depositories, and third party service providers can send, receive, and process files and transactions accurately. In late July 1998, the SIA completed a beta test of Year 2000 readiness. The test was considered successful in terms of transactions completed and will serve as the basis for the SIA's industry-wide approach. During October 1998, T. Rowe Price completed its beta test of Year 2000 readiness with the SIA and is ready for the industry-wide test that is scheduled for March and April 1999.

For a more detailed discussion of our Year 2000 effort, as well as continuing updates on our progress, please check our Web site (www.troweprice.com).

Soaring interest rates spread across emerging markets into Malaysia, which imposed capital controls, to Brazil where $25 billion flowed out of the economy as investors worried about a devaluation of the real (the local currency) and finally throughout the entire fragile emerging markets universe. In this environment, your fund posted severe double-digit losses for both the 6- and 12-month periods ended October 31, 1998, as shown on page 1.

Market Performance
--------------------------------------------------------------------------------

In U.S. Dollar Terms
Periods Ended 10/31/98             6 Months             12 Months
--------------------------------------------------------------------------------

Argentina                           -19.82%                -8.82%

Brazil                              -39.65                -29.63

Chile                               -27.47                -37.74

China (Free)                        -31.04                -51.62

Greece                               -9.23                 36.13

Hungary                             -28.49                 -6.99

Israel (Nondomestic)                  2.99                  9.89

Malaysia (Emerging)                 -56.77                -63.00

Mexico                              -30.85                -21.09

South Africa                        -35.04                -23.05

Taiwan                              -15.06                -14.10

Source: FAME Information Services, Inc.; based on MSCI indices.

Fund results were ahead of both the MSCI Emerging Markets Free Index and the Lipper Emerging Markets Funds Average over the fiscal year. This performance can be attributed to our overweighted positions in Greece, Israel, and Hungary, markets that did not fare as poorly as other regions. Your fund also had relatively light exposure to Malaysia and Indonesia, which was beneficial during the 12 months. Our focus on steady growth stocks, such as telecommunications and utilities shares, aided the return relative to the competition. However, our smaller exposure to Asia, which declined the least during the summer, hurt the fund during the past six months. Our Eastern European holdings fell sharply in value after the Russian collapse, and the portfolio's 15% exposure to Brazil, which fell nearly 40% during the past six months, hurt results in the shorter term.


MARKET REVIEW

Latin America

In Latin America, yields soared on Brady bonds (typically, U.S. dollar-denominated securities issued in less developed countries), and their spreads over U.S. bond yields expanded generally as regional interest rates were forced up to defend the local currencies. At one point, access to international capital markets was more or less totally cut off for both the government and corporate markets. The Brazilian government deficit was seriously strained when public sector debt rose from around 28% of GDP in 1995 to nearly 40% at the end of October. With current levels of real interest rates around 40%, the damage in terms of financing cost is severe. However, the government has behaved admirably throughout this crisis. Despite the economic pain, President Cardoso was comfortably reelected in October and announced a $23 billion Fiscal Stability Program shortly afterward. Its central feature is an increase in the primary budget surplus (before interest payments) from 0% to 2.6% of GDP in 1999 and 3.0% in 2001. Crucially, it will address longer-term issues such as pension reform as well as more immediate spending cuts. Coupled with internal efforts, the IMF also pledged greater support for Brazil, and the U.S. has strong vested interests there because of high exposure to the Latin American economy. The downside is that the economy is likely to be weak for a while as a result of needed reforms, and we have positioned the portfolio defensively with a heavy focus on telecommunications and utilities stocks.

Geographic Diversification

Latin America        Asia           Europe        Africa                Other

37                   26             24            9                     4

Based on net assets as of 10/31/98.

Elsewhere in the region, the Mexican economy has so far held up remarkably well despite rising interest rates, a weak peso, and a fragile banking sector. August industrial production increased 7%, and third quarter corporate earnings came in well ahead of expectations. Similarly, Argentina's Convertibility Plan remained intact during the recent turmoil. The government showed its commitment to fiscal discipline by cutting spending by more than $1.3 billion to achieve the deficit target of 1% of GDP agreed to with the IMF. Given this success, Argentina was the region's best-performing market over the 12 months ended October 31, with a drop of only 8.8% in dollar terms compared with nearly 30% in Brazil and 21% in Mexico. Key holdings in Latin America included Telebras in Brazil, Telmex in Mexico, and YPF Sociedad Anonima in Argentina, which are the three top positions in the portfolio.

Eastern Europe

The situation was similar in Emerging Europe, the worst-performing region overall during the past six months. The 82% drop in Russia exceeded all others and led to punishing declines in Hungary and Poland, and a sharp drop in Greece in U.S. dollar terms. Russia tried hard to avoid a devaluation of the ruble, but once the official currency band had been widened from 6.5 to the dollar, the ruble rapidly collapsed to almost 20 versus the greenback. The new government of Kiriyenko had strongly pursued a reformist line with tax cuts and a fiscal austerity package that eliminated a full 2% of GDP from government expenditures. However, the structure of public sector financing, the vast burden of nonpayments within the economy, and an inefficient banking system were ultimately overwhelming. This was an unfortunate development, since Russia was arguably as close as it had been in many years to becoming a stable free market economy with low inflation, a stable currency, and an improved savings rate.

We reduced our Russian positions before the devaluation as the risk levels had clearly increased, and then reduced them further afterward, focusing on domestic earners such as the electric utilities Unified Energy Systems and AO Mosenergo. We held onto Lukoil, which has vast oil reserves that are undervalued, in our view. The rest of Emerging Europe, sadly, was caught in the downdraft. This was somewhat unjustified as the trade ties to Russia are low in the cases of Poland, Hungary, and the Czech Republic, all of which send less than 6% of their exports to Russia compared with about 70% for the developed nations in the European Union. However, in the short term, interest rates rose and the local currencies came under pressure. Fortunately, this situation has now been largely corrected, but several stocks were casualties in the sell-off, including Richter Gedeon, the Hungarian pharmaceutical company with 35% of its sales going to Russia, and some Polish banks with Russian debt exposure. Nevertheless, Eastern European balance sheets are strong for the most part, and Russia's financial impact on these countries has been small so far.

Further south, Greece was hit by the general decline in developed European markets. Doubts were raised about Greece's chances of entering EMU during the second phase, but the doubts have pretty much subsided thanks to the government's strong privatization drive. Israel largely avoided the crisis but suffered a bit once the dollar fell sharply against the yen, putting pressure on the shekel and forcing the Bank of Israel to hike interest rates.

Far East

While Asian economies sank further into recession, several markets rallied in October once the yen strengthened against the dollar. Over the six-month period, the stock markets of South Korea, Thailand, Malaysia, and Indonesia fell 4%, 23%, 57%, and 39%, respectively, in U.S. dollars. Interest rates across the region dropped, relieving heavily indebted companies. Financial and property stocks that had been hit hardest earlier rallied the most. However, this was not before the region had suffered considerable pain. The spotlight was focusedon Malaysia as its government imposed capital controls and banned the withdrawal of investment capital from the country for a year. This policy was implemented in an attempt to break the vicious cycle of ever-higher interest rates needed to defend the currency. The economy was brought to its knees with industrial production falling 11% in August, and the money supply contracting 16%. Indonesia and the Philippines suffered similar fates. November 23, 1998

Industry Diversification

                    Percent of Net Assets
                                 10/31/98
--------------------------------------------

Services                            35.2%

Finance                             19.4

Consumer Goods                      16.4

Energy                              15.8

Capital Equipment                    6.2

Materials                            3.9

Multi-industry                       0.1

All Other                            0.4

Reserves                             2.6
-------------------------------------------

Total                              100.0%

We kept most of our Asian exposure in India and Taiwan where economies remain in far better shape. The Indian economy slowed but remained positive and was buoyed by healthy domestic consumption. We continued to find well-managed companies there with attractive returns on capital, a criterion that we view as particularly important in the selection of securities. Similarly, Taiwan was in relatively good shape with an ongoing positive current account balance, coupled with low inflation and economic growth around 5%. The electronics sector is particularly vibrant, and recent signs of falling global inventories bode well for the future. We will most likely try to rebuild our Asian exposure somewhat during the next 12 months. However, banking systems throughout the region are still fragile, corporate debt levels remain high, and management is only slowly coming to terms with the need to focus on the bottom line instead of just trying to win market share. Therefore, increasing our commitment to these markets is likely to be a gradual process.

Africa

South African shares fell 35% in U.S. dollar terms over the past six months. The story here was similar to that of other emerging markets but was exacerbated by the economy's reliance on base metal exports and by the low level of foreign currency reserves. We have maintained a significant underweighting in this market for some time, believing that high levels of consumer debt, coupled with low productivity and high wage levels, are major structural disadvantages. President Mandela is also due to step down in May 1999, which may lead to political instability.


OUTLOOK

Our outlook for emerging market stocks is growing cautiously optimistic. Stock valuations have already fallen to levels rarely seen before in most emerging markets, and many share prices appear to reflect much of the bad news. It is now possible to buy stocks in Latin America and Emerging Europe for less than five times earnings and for less than book value. Similarly, interest rates in most countries are at unsustainable levels and are likely to fall over time. It is true that the global environment, with slowing major economies and severe weakness in many key commodity prices, is not helpful to emerging markets at present. However, financial leaders in key developed nations have recently taken a constructive approach to dealing with emerging nations. Monetary policy has been eased in most of these countries, the IMF has been strengthened financially, and specific packages have been targeted for Brazil and other countries. In our view, with much of the bad news largely discounted, any positive developments could lead to a renewal of strong stock market performance in emerging markets during the months ahead.

Respectfully submitted,

Martin G. Wade
President


T. Rowe Price Emerging Markets Stock Fund

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

                                                 Percent of
                                                 Net Assets
                                                   10/31/98
--------------------------------------------------------------------------------
Telecomunicacoes Brasileiras
(Telebras), Brazil                                     5.3%

Telefonos de Mexico (Telmex), Mexico                   3.9

YPF Sociedad Anonima, Argentina                        3.2

Matav, Hungary                                         3.0

Hellenic Telecommunication, Greece                     2.5
--------------------------------------------------------------------------------

National Bank of Greece, Greece                        2.3

Bank Hapoalim, Israel                                  2.1

ITC, India                                             1.9

OTP Bank, Hungary                                      1.9

Bank Pekao, Poland                                     1.8
--------------------------------------------------------------------------------

SPT Telecom, Czech Republic                            1.8

Magyar Olaj Es Gazipari, Hungary                       1.8

Hon Hai Precision Industry, Taiwan                     1.7

Mahanagar Telephone, India                             1.7

Hindustan Lever, India                                 1.6
--------------------------------------------------------------------------------

Petrol Brasileiros, Brazil                             1.5

Alpha Credit Bank, Greece                              1.5

Samsung Electronics, South Korea                       1.4

China Telecom, Hong Kong                               1.3

Cemex, Mexico                                          1.3
--------------------------------------------------------------------------------

Huaneng Power International, China                     1.3

President Chain Store, Taiwan                          1.3

ECI Telecom, Israel                                    1.2

Grupo Modelo, Mexico                                   1.2

Telefonica de Argentina, Argentina                     1.1
--------------------------------------------------------------------------------

Total                                                 49.6%


T. Rowe Price Emerging Markets Stock Fund

Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.


EMERGING MARKETS STOCK FUND SEC PLOT POINTS 10/98

               MSCI          Lipper           Emerging Markets Stock Fund

3/95           10,000        10,000           10,000

10/95          10,547        10,573           10,480

10/96          11,231        11,542           11,601

10/97          10,278        11,653           11,415

10/98           7,093         7,971            8,298


Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 10/31/98         1 Year      3 Years      Since      Inception
                                                    Inception           Date
--------------------------------------------------------------------------------

Emerging Markets
Stock Fund                    -27.31%       -7.49%     -5.07%        3/31/95

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.


T. Rowe Price Emerging Markets Stock Fund

Financial Highlights
--------------------------------------------------------------------------------
For a share outstanding throughout each period

        Year                 3/31/95
        Ended                Through
        10/31/98      10/31/97      10/31/96       10/31/95

NET ASSET VALUE

Beginning of
  period                   $  11.08    $  11.59    $  10.48     $  10.00

Investment activities
  Net investment income        0.05*       0.02        0.02*        0.02*
  Net realized and
  unrealized gain (loss)      (3.06)      (0.23)       1.08         0.44

  Total from
  investment activities       (3.01)      (0.21)       1.10         0.46

Distributions
  Net investment
  income                       --         (0.04)      (0.01)        --
  Net realized gain           (0.15)      (0.30)       --           --

  Total distributions         (0.15)      (0.34)      (0.01)        --

Redemption fees added
to paid-in-capital             0.03        0.04        0.02         0.02

NET ASSET VALUE
End of period              $   7.95    $  11.08    $  11.59     $  10.48
                           ---------------------------------------------

Ratios/Supplemental Data

Total return(copyright)      (27.31)%*    (1.60)%     10.69%*       4.80%*

Ratio of expenses to
average net assets             1.75%*      1.75%       1.75%*       1.75%!*

Ratio of net investment
income to average
net assets                     0.46%*      0.21%       0.44%*       0.54%!*

Portfolio turnover rate        54.5%       84.3%       41.7%        28.8%!

Net assets, end of period
(in thousands)             $ 69,752    $119,285    $ 67,896     $ 14,399

(copyright)    Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming
               reinvestment of all distributions and payment of no redemption or account fees.
*              Excludes expenses in excess of a 1.75% voluntary expense
               limitation in effect through 10/31/99.
!              Annualized.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Emerging Markets Stock Fund
--------------------------------------------------------------------------------
                                                                October 31, 1998

Statement of Net Assets
--------------------------------------------------------------------------------
                                                       Shares/Par       Value
                                                                 In thousands

ARGENTINA  7.5%

Common Stocks 7.5%

Banco Frances del
  Rio de la Plata ADR (USD)                     16,060            $      335

Banco Rio de la Plata
  (Class B) ADR (USD)                           45,970                   414
  Perez Companc (Class B)                      154,602                   764

Telecom Argentina Stet
  (Class B) ADR (USD)                           19,800                   638

Telefonica de Argentina
  (Class B) ADR (USD)                           24,160                   799

YPF Sociedad Anonima
  (Class D) ADR (USD)                           78,050                 2,259

Total Argentina (Cost $5,858)                                          5,209


BRAZIL         14.7%

Common Stocks  4.5%

Centrais Geradoras do
  Sul do Brasil *                           31,575,000                    32

Companhia Vale do
  Rio Doce ADR (USD)                            32,000                   488

Electricidade
  de Rio de Janeiro *                    1,315,772,000                   430

  Eletrobras                                24,999,000                   541

  Pao de Acucar ADR (USD)                       48,000                   774

  Telebras *                                 8,468,000                   360

  Unibanco GDR (USD)                            29,522                   517

                                                                       3,142

Preferred Stocks  10.2%

Banco Bradesco                              50,928,455                   290

Banco Itau                                   1,573,960                   765

Brahma                                         900,141                   423

Cia Energetica Minas Gerais                 33,599,123                   653

Petrol Brasileiros                           8,271,000                 1,040

Telebras ADR (USD)                              43,839                 3,329

Telecomunicacoes de Sao Paulo
  Celular (Class B) *                        7,006,803                   347

Telecomunicacoes do Rio de Janeiro           1,287,988                    40

Telecomunicacoes do Rio de
  Janeiro Celular (Class B) *                6,431,988                   200

                                                                       7,087

Total Brazil (Cost $16,204)                                           10,229


CHILE  2.8%

Common Stocks  2.8%

Chilectra ADR (144a) (USD)                      39,157            $      759

Compania Cervecerias Unidas ADS (USD)           14,672                   264

Compania de Telecomunicaciones d
  e Chile (Class A) ADR (USD)                   13,955                   306

Embotelladora Andina
  (Class A) ADR (USD)                           28,636                   381

Enersis ADS (USD)                               11,654                   243

Santa Isabel ADR (USD)                           1,793                    11

Total Chile (Cost $2,469)                                             1,964


CHINA  2.3%

Common Stocks  2.3%

Huaneng Power International ADR (USD) *         67,000                   921

Shenzhen Expressway (Class H) (HKD)          2,870,000                   649

Total China (Cost $2,316)                                              1,570


CROATIA  1.1%

Common Stocks  1.1%

Pliva D D GDR (USD)                             52,680                   774

Total Croatia (Cost $874)                                                774


CZECH REPUBLIC  2.8%

Common Stocks  2.8%

Ceske Radiokomunikace                           23,200                   712

SPT Telecom                                     83,760                 1,267

Total Czech Republic (Cost $1,598)                                     1,979


GREECE  8.0%

Common Stocks  8.0%

Alpha Credit Bank                               12,930                 1,032

Hellenic Bottling                               16,870                   410

Hellenic Telecommunication                      77,416                 1,758

Intracom                                         9,640                   402

National Bank of Greece                         11,166                 1,585

Stet Hellas Telecommunications ADR (USD) *      15,730                   413

Total Greece (Cost $4,678)                                             5,600


HONG KONG  1.6%

Common Stocks  1.6%

China Telecom                                  497,000            $      934

Legend Holdings                                464,000                   156

Total Hong Kong (Cost $1,057)                                          1,090


HUNGARY  7.9%

Common Stocks  6.0%

Fotex                                          135,301                    71

Magyar Olaj Es Gazipari                         55,184                 1,233

Matav                                          409,676                 2,122

Richter Gedeon GDS (USD)                        21,748                   729

                                                                       4,155

Preferred Stocks  1.9%

OTP Bank                                        37,818                 1,341

                                                                       1,341

Total Hungary (Cost $6,462)                                            5,496


INDIA  8.7%

Common Stocks  8.7%

HDF Corporation                                 12,050                   635

Hindustan Lever                                 29,500                 1,116

Hindustan Petroleum                             67,000                   421
Industrial Credit & Investment

Corporation of India                           615,450                   592

ITC                                             63,800                 1,058

ITC GDR (USD)                                   15,000                   300

Mahanagar Telephone                            279,000                 1,205

Ranbaxy Laboratories                            62,000                   730

Total India (Cost $8,436)                                              6,057


INDONESIA  0.6%

Common Stocks  0.6%

Gulf Indonesia Resources (USD) *                   42,000               415

Total Indonesia (Cost $784)                                              415


ISRAEL  6.8%

Common Stocks  6.8%

Bank Hapoalim                                  805,520            $    1,457

Bank Leumi                                     336,260                   428

ECI Telecom (USD)                               25,200                   835

NICE-Systems ADR (USD) *                        21,130                   401

Orbotech (USD) *                                12,735                   446

Super Sol                                      233,757                   602

Teva Pharmaceutical Industries ADR (USD)        15,050                   594

Total Israel (Cost $5,787)                                             4,763


MEXICO  11.4%

Common Stocks  11.4%

Cemex, Participating Certificates
  (Represents 1 Class A Share)                   9,736                    23

Cemex (Class B)                                324,540                   902

Cifra (Class V) ADR (USD) *                     22,113                   300

Coca-Cola Femsa (Class L) ADR (USD)             25,000                   412

Femsa UBD
  (Represents 1 Class B,
  2 Series D (Class B) and
  2 Series D (Class L) shares) *               298,040                   768

Gruma (Class B) *                               63,825                   152

Grupo Elektra Participating Certificates
  (Represents 1 Class L Share
  and 2 Class B Shares)                        706,000                   312

Grupo Industrial Maseca (Class B)              541,000                   439

Grupo Modelo (Class C)                         388,000                   818

Kimberly-Clark de Mexico (Class A)             150,000                   435

Panamerican Beverages (Class A) (USD)           22,380                   453

Telefonos de Mexico (Class L) ADR (USD)         50,995                 2,693

TV Azteca ADR (USD)                             26,500                   232

Total Mexico (Cost $8,902)                                             7,939


PERU  0.6%

Common Stocks  0.6%

Credicorp (USD)                                 10,560                    71

Telefonica del Peru (Class B) ADR (USD)         28,160                   366

Total Peru (Cost $804)                                                   437


PHILIPPINES  1.4%

Common Stocks  1.4%

Bank of the Philippine Islands                180,700            $      349

La Tondena Distillers *                        398,000                   232

San Miguel (Class B)                           243,700                   359

Total Philippines (Cost $1,770)                                          940


POLAND  3.4%

Common Stocks  3.4%

Bank Pekao                                     111,114                 1,274

Bank Slaski                                      8,596                   429

BIG Bank Gdanski                               641,373                   661

Total Poland (Cost $3,593)                                             2,364


RUSSIA  0.8%

Common Stocks  0.8%

Lukoil (USD)                                    24,351                    99

Lukoil ADR (USD)                                30,350                   493

Total Russia (Cost $3,208)                                               592


SOUTH AFRICA  2.2%

Common Stocks  2.2%

Metropolitan Life                              163,400                   299

Pick 'N Pay Stores                             545,700                   668

Pick 'N Pay Stores (Class N)                    12,971                    14

South African Breweries ADS (USD)               27,300                   539

Total South Africa (Cost $2,127)                                       1,520


SOUTH KOREA  1.4%

Common Stocks  1.4%

Samsung Electronics                             23,757                   972

Total South Korea (Cost $1,431)                                          972


TAIWAN  8.3%

Common Stocks  8.3%

Asustek Computer GDR (USD) *                    46,500            $      356

Asustek Computer GDR (144a) (USD) *                 91                     1

Bank Sino Pacific                              833,458                   356

Cathay Life Insurance                          196,800                   695

Chuntex Electronics                            206,940                   239

Compal Electronics                             201,000                   626

Compeq Manufacturing                            37,000                   235

D-Link Corporation                              66,300                   146

Far East Textile                               297,920                   208

Far Eastern Silo & Shipping                    753,960                   412

Hon Hai Precision Industry                     252,000                 1,212

President Chain Store                          276,792                   883

Standard Foods Taiwan                          176,000                   358

Taiwan Semiconductor Manufacturing              31,950                    65


Total Taiwan (Cost $6,090)                                             5,792


THAILAND  1.8%

Common Stocks  1.8%

PTT Exploration & Production                    84,800                   785

Siam Makro                                     271,000                   494

Total Thailand (Cost $1,561)                                           1,279


VENEZUELA  0.4%

Common Stocks  0.4%

Compania Anonima Nacional Telefonos
  de Venezuela (Class D) ADR (USD)              18,935                   294

Total Venezuela (Cost $690)                                              294


UNITED STATES  0.9%

Common Stocks  0.9%

AT Entertainment *                              89,583                   605

Total United States (Cost $1,177)                                        605


  SHORT-TERM INVESTMENTS  2.8%

  Money Market Funds  2.8%

  Reserve Investment Fund, 5.41% #           1,987,683            $    1,987

  Total Short-Term Investments
  (Cost $1,987)                                                        1,987

Total Investments in Securities

100.2% of Net Assets (Cost $89,863)                               $   69,867

Other Assets Less Liabilities                                           (115)

NET ASSETS                                                        $   69,752
                                                                  ----------

Net Assets Consist of:
Accumulated net investment income -
  net of distributions                                            $      308

Accumulated net realized gain/loss -
  net of distributions                                               (23,079)

Net unrealized gain (loss)                                           (20,006)

Paid-in-capital applicable to 8,772,097
shares of $0.01 par value capital stock
outstanding; 2,000,000,000 shares of the
Corporation authorized                                              112,529

NET ASSETS                                                          $69,752
                                                                    -------

NET ASSET VALUE PER SHARE                                             $7.95

  *   Non-income producing
  #   Seven-day yield
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers -total of such securities at year-end amounts to 1.1% of net assets.
ADR   American depository receipt
ADS   American depository share
GDR   Global depository receipt
GDS   Global depository share
HKD   Hong Kong dollar
USD   U.S. dollar

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Emerging Markets Stock Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                         Year
                                                                        Ended
                                                                     10/31/98

Investment Income

Income
  Dividend (net of foreign taxes of $174)                          $   2,098
  Interest                                                               170

  Total income                                                         2,268

Expenses

  Investment management                                                1,092
  Shareholder servicing                                                  396
  Custody and accounting                                                 153
  Prospectus and shareholder reports                                      62
  Registration                                                            42
  Legal and audit                                                         24
  Directors                                                                6
  Miscellaneous                                                           20

  Total expenses                                                       1,795

Net investment income                                                    473

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                         (22,811)
  Foreign currency transactions                                         (361)

  Net realized gain (loss)                                           (23,172)

Change in net unrealized gain or loss
  Securities                                                          (6,175)
  Other assets and liabilities
  denominated in foreign currencies                                       87

  Change in net unrealized gain or loss                               (6,088)

  Net realized and unrealized gain (loss)                            (29,260)

INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                                           $ (28,787)
                                                                   ---------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Emerging Markets Stock Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

        Year
        Ended
        10/31/98      10/31/97

Increase (Decrease) in Net Assets

Operations
  Net investment income                   $        473            $      251
  Net realized gain (loss)                     (23,172)                1,407

  Change in net unrealized gain or loss         (6,088)              (12,011)

  Increase (decrease) in net assets
  from operations                              (28,787)              (10,353)

Distributions to shareholders
  Net investment income                           --                    (243)
  Net realized gain                             (1,562)               (1,829)

  Decrease in net assets
  from distributions                            (1,562)               (2,072)

Capital share transactions*
  Shares sold                                   33,862               102,370
  Distributions reinvested                       1,518                 2,007
  Shares redeemed                              (54,808)              (40,915)
  Redemption fees received                         244                   352

  Increase (decrease) in
  net assets from capital
  share transactions                           (19,184)               63,814

Net Assets

Increase (decrease) during period              (49,533)               51,389
Beginning of period                            119,285                67,896

End of period                             $     69,752            $  119,285
                                          ----------------------------------

*Share information
  Shares sold                                    3,277                 7,922
  Distributions reinvested                         133                   173
  Shares redeemed                               (5,401)               (3,192)

  Increase (decrease) in
  shares outstanding (1,991)                                           4,903

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Emerging Markets Stock Fund
--------------------------------------------------------------------------------
October 31, 1998

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Emerging Markets Stock Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on March 31, 1995.

The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

Valuation   Equity securities are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

For the purpose of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars as quoted by a major bank.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

T. Rowe Price Emerging Markets Stock Fund
--------------------------------------------------------------------------------

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Emerging Markets At October 31, 1998, the fund held investments in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $53,674,000 and $70,267,000, respectively, for the year ended October 31, 1998.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $22,811,000, all of which expires in 2006. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended October 31, 1998. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

--------------------------------------------------------------------------------

Undistributed net investment income                               $ (165,000)

Undistributed net realized gain                                      154,000

Paid-in-capital                                                       11,000

At October 31, 1998, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $89,863,000. Net unrealized loss aggregated $19,996,000 at period end, of which $4,484,000 related to appreciated investments and $24,480,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by T. Rowe Price Associates, Inc. (Price Associates), Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement.

The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $48,000 was payable at October 31, 1998. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.75% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At October 31, 1998, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group. Under the terms of the investment management agreement, the manager is required to bear any expenses through October 31, 1999, which would cause the fund's ratio of expenses to average net assets to exceed 1.75%. Thereafter, through October 31, 2001, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 1.75%. Pursuant to this agreement, $9,000 of management fees were not accrued by the fund for the year ended October 31, 1998.

In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc.
(TRPS) is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $418,000 for the year ended October 31, 1998, of which $42,000 was payable at period-end.

Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum International Fund held approximately 2.0% of the outstanding shares of the Emerging Markets Stock Fund at October 31, 1998. For the year then ended, the fund was allocated $10,000 of Spectrum expenses, $2,000 of which was payable at period-end.

The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve and Government Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended October 31, 1998, totaled $133,000 and are reflected as interest income in the accompanying Statement of Operations.

During the year ended October 31, 1998, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $25,278,000 with certain affiliates of the manager and paid commissions of $92,000 related thereto.


Report of Independent Accountants

To the Board of Directors T. Rowe Price International Funds, Inc. and Shareholders of Emerging Markets Stock Fund

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Emerging Markets Stock Fund (one of the portfolios constituting T. Rowe Price International Funds, Inc., hereafter referred to as the "Fund") at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

     PricewaterhouseCoopers LLP
     Baltimore, Maryland
     November 18, 1998


T. Rowe Price Emerging Markets Stock Fund
--------------------------------------------------------------------------------

Tax Information (Unaudited) for the Tax Year Ended 10/31/98

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included $1,562,000 from long-term capital gains; all of which was subject to the 20% rate gains category.

The fund will pass through foreign source income of $555,000 and foreign taxes paid of $177,000.


For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call: 1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Emerging Markets
Stock Fund.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.         F05-050  10/31/98

T. Rowe Price, Invest With Confidence (registered trademark)